                           THIRD AMENDED AND RESTATED
                             STOCK PLEDGE AGREEMENT


          THIS THIRD AMENDED AND RESTATED STOCK PLEDGE AGREEMENT dated as of December 3, 1996 (the "Pledge Agreement") among Olympic Financial Ltd., a Minnesota corporation (the "Pledgor"), as owner of all of the outstanding capital stock in (a) Olympic Receivables Finance Corp., a Delaware corporation ("ORFC"), (b) Olympic First GP Inc., a Delaware corporation ("First GP"), (c) Olympic Second GP Inc., a Delaware corporation ("Second GP", together with First GP, the "General Partners") and (d) Arcadia Receivables Conduit Corp., a Delaware corporation ("ARCC"), Financial Security Assurance Inc., a New York stock insurance company ("Financial Security") and Norwest Bank Minnesota, National Association, as collateral agent (the "Collateral Agent") on behalf of Financial Security.

                             INTRODUCTORY STATEMENTS


          The Pledgor is the sole shareholder of each of ORFC, First GP, Second GP and ARCC (together, the "Pledged Entities"). The Pledgor and ORFC have previously entered into three Pooling and Servicing Agreements pursuant to which Olympic Automobiles Receivables Trust, 1993-A (the "Series 1993-A Trust"), Olympic Automobile Receivables Trust, 1993-B (the "Series 1993-B Trust") and Olympic Automobiles Receivables Trust, 1995-A (the "Series 1995-A Trust") were formed. Financial Security has issued a Series 1993-A Policy with respect to the Series 1993-A Trust, a Series 1993-B Policy with respect to the Series 1993-B Trust and a Series 1995-A Policy with respect to the Series 1995-A Trust. The Pledgor, ORFC, First GP, Second GP, Financial Security and Wilmington Trust Company, as Owner Trustee, have previously entered into thirteen Trust Agreements pursuant to which Olympic Automobile Receivables Trust, 1993-C (the "Series 1993-C Trust"), Olympic Automobile Receivables Trust, 1993-D (the "Series 1993-D Trust"), Olympic Automobile Receivables Trust, 1994-A (the "Series 1994-A Trust"), Olympic Automobile Receivables Trust, 1994-B (the "Series 1994-B Trust"), Olympic Automobile Receivables Trust, 1994-D (the "Series 1994-C Trust"), Olympic Automobile Receivables Trust, 1994-D (the "Series 1994-D Trust"), Olympic Automobile Receivables Trust, 1995-B (the "Series 1995-B Trust"), Olympic Automobile Receivables Trust, 1995-C (the "Series 1995-C Trust"), Olympic Automobile Receivables Trust, 1995-D (the "Series 1995-D Trust"), Olympic Automobile Receivables Trust, 1995-E (the "Series 1995-E Trust"), Olympic Automobile Receivables Trust, 1996-A


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(the "Series 1996-A Trust"), Olympic Automobile Receivables Trust, 1996-B
(the "Series 1996-B Trust"), and Olympic Automobile Receivables Trust, 1996-C (the "Series 1996-C Trust") were formed. Financial Security has issued a Series 1993-C Certificate Policy and a Series 1993-C Note Policy with respect to the Series 1993-C Trust, a Series 1993-D Certificate Policy and a Series 1993-D Note Policy with respect to the Series 1993-D Trust, a Series 1994-A Certificate Policy and a Series 1994-A Note Policy with respect to the Series 1994-A Trust, a Series 1994-B Certificate Policy and a Series 1994-B Note Policy with respect to the Series 1994-B Trust, a Series 1994-C Certificate Policy and a Series 1994-C Note Policy with respect to the Series 1994-C Trust, a Series 1994-D Certificate Policy and a Series 1994-D Note Policy with respect to the Series 1994-D Trust, a Series 1995-B Certificate Policy and a Series 1995-B Note Policy with respect to the Series 1995-B Trust, a Series 1995-C Certificate Policy and a Series 1995-C Note Policy with respect to the Series 1995-C Trust, a Series 1995-D Certificate Policy and a Series 1995-D Note Policy with respect to the Series 1995-D Trust, a Series 1995-E Certificate Policy and a Series 1995-E Note Policy with respect to the Series 1995-E Trust, a Series 1996-A Certificate Policy and a Series 1996-A Note Policy with respect to the Series 1996-A Trust, a Series 1996-B Certificate Policy and a Series 1996-B Note Policy with respect to the Series 1996-B Trust, and a Series 1996-C Certificate Policy and a Series 1996-C Note Policy with respect to the Series 1996-C Trust.

          Contemporaneously herewith, ORFC has agreed to sell to ARCC from time to time all of its right, title and interest in and to certain motor vehicle retail installment sale contracts and other property, and ARCC is
entering into an Indenture, dated as of November    , 1996, between itself
and [                     ] (the "Indenture"), pursuant to which the Issuer
is issuing certain notes (the "Warehousing Series"). Financial Security is contemporaneously herewith issuing a Warehousing Series Policy in respect of the Warehousing Notes.

          In addition to the foregoing, the Pledgor and ORFC may enter into one or more Pooling and Servicing Agreements or Trust Agreements and Sale and Servicing Agreements and Financial Security may issue additional policies (such policies together with the Series 1993-A Policy, Series 1993-B Policy, the Series 1993-C Certificate Policy, the Series 1993-C Note Policy, the Series 1993-D Certificate Policy, the Series 1993-D Note Policy, the Series 1994-A Certificate Policy, the Series 1994-A Note Policy, the Series 1994-B Certificate Policy, the Series 1994-B Note Policy, the Series 1994-C Certificate Policy, the Series 1994-C Note Policy, the Series 1994-D Certificate Policy, the Series 1994-D Note Policy, the Series 1995-A Policy, the Series 1995-B Certificate Policy, the Series 1995-B Note Policy, the Series 1995-C Certificate Policy, the Series 1995-C Note Policy, the Series 1995-D Certificate Policy, the Series 1995-D Note Policy, the 1995-E Certificate Policy, the 1995-E Note Policy, the 1996-A Certificate Policy, the 1996-A Note Policy, the Series 1996-B Certificate Policy, the 1996-B Note Policy, the Series 1996-C

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

Certificate Policy, the Series 1996-C Note Policy and the Warehousing Series Policy, the "Policies") with respect to certain guaranteed distributions and guaranteed payments on the corresponding additional series of certificates and notes (such series together with Series 1993-A, Series 1993-B, Series 1993-C, Series 1993-D, Series 1994-A, Series 1994-B, Series 1994-C, Series 1994-D, Series 1995-A, Series 1995-B, Series 1995-C, Series 1995-D, Series 1995-E, Series 1996-A, Series 1996-B, Series 1996-C and the Warehousing Series, the "Series"). To secure the Insurer Secured Obligations (as defined in the Spread Account Agreement referred to below) with respect to each Series the Pledgor has agreed to pledge its interest as sole shareholder of each of ORFC, First GP, Second GP and ARCC to the Collateral Agent on behalf of Financial Security, all such interests represented by the stock certificates listed on attached Schedule A (the "Pledged Shares").

          In consideration of the premises and of the agreements herein contained, the Pledgor, Financial Security and the Collateral Agent agree as follows:

          Section 1. DEFINITIONS. Capitalized terms used but not otherwise defined in this Pledge Agreement shall have the meanings specified therefor in the Insurance and Indemnity Agreement dated as of August 17, 1993 among Financial Security, the Trust, the Pledgor, ORFC, First GP, Second GP and the Spread Account Agreement, dated as of March 25, 1993, as amended and restated as of December 3, 1996, among the Pledgor, ORFC, Financial Security and Norwest Bank Minnesota, National Association, as Collateral Agent.

          Section 2. SECURITY INTEREST. As security for the full and complete performance of all the Insurer Secured Obligations with respect to each Series (the "Obligations"), the Pledgor hereby delivers, pledges and assigns to the Collateral Agent on behalf of Financial Security, and creates in the Collateral Agent on behalf of Financial Security, a first priority security interest in all of the Pledgor's right, title and interest in and to the Pledged Shares together with all of the Pledgor's rights and privileges with respect thereto, all proceeds, income and profits thereof and all property received in exchange thereof or in substitution therefor (the "Collateral").

          Section 3. STOCK DIVIDENDS, OPTIONS, OR OTHER ADJUSTMENTS. Until the occurrence of the last Insurer Termination Date with respect to any Series, the Pledgor shall deliver, as Collateral, to the Collateral Agent, any and all additional shares of stock or any other property of any kind distributable on or by reason of the Collateral, whether in the form of or by way of stock dividends, warrants, total or partial liquidation, conversion, prepayments, redemptions or otherwise, with the sole exception of cash dividends or cash interest payments, as the case may be. If any additional shares of capital stock, instruments, or other property a security interest in which can only be perfected by possession by the Collateral Agent, which are distributable on or

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by reason of the Collateral pledged hereunder, shall come into the possession or control of the Pledgor, the Pledgor shall forthwith transfer and deliver such property to the Collateral Agent, as Collateral hereunder.

          Section 4. DELIVERY OF SHARE CERTIFICATES; STOCK POWERS. Simultaneously with the delivery of this Pledge Agreement, the Pledgor is delivering to the Collateral Agent all instruments and stock certificates representing the Collateral, together with stock powers duly executed in blank by the Pledgor. The Pledgor shall promptly deliver to the Collateral Agent, or cause the relevant Pledged Entity or any other entity issuing the Collateral to deliver directly to the Collateral Agent, share certificates or other instruments representing any Collateral acquired or received after the date of this Pledge Agreement with a stock or bond power duly executed by the Pledgor. If at any time either the Collateral Agent or Financial Security notifies the Pledgor that it requires additional stock powers endorsed in blank, the Pledgor shall promptly execute in blank and deliver the requested power to the requesting party.

          Section 5. POWER OF ATTORNEY. The Pledgor hereby constitutes and irrevocably appoints the Collateral Agent and Financial Security, or either one acting alone, with full power of substitution and revocation, as the Pledgor's true and lawful attorney-in-fact, with the power, after the occurrence of a Stock Pledge Event (as defined in Section 11 hereof), to the full extent permitted by law, to affix to any certificates and documents representing the Collateral the stock or bond powers delivered with respect thereto, and to transfer or cause the transfer of the Collateral, or any part thereof, on the books of each Pledged Entity or other entity issuing such Collateral, to the name of the Collateral Agent or Financial Security or any nominee, and thereafter to exercise with respect to such Collateral, all the rights, powers and remedies of an owner. The power of attorney granted pursuant to this Pledge Agreement and all authority hereby conferred are granted and conferred solely to protect Financial Security's interest in the Collateral and shall not impose any duty upon the Collateral Agent or Financial Security to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest until the occurrence of the last Insurer Termination Date with respect to any Series.

          Section 6. INDUCING REPRESENTATIONS OF THE PLEDGOR. The Pledgor represents and warrants to Financial Security that:

               (a) The Pledged Shares are validly issued, fully paid for and non-assessable.

               (b) The Pledged Shares represent all of the issued and outstanding capital stock of each of ORFC, First GP, Second GP and ARCC.

               (c) The Pledgor is the sole legal and beneficial owner of, and has good and marketable title to, the Pledged Shares, free and clear of all pledges, liens, security interests and other encumbrances other than the security interest created by this Pledge Agreement, and the Pledgor has the unqualified right and authority to execute and perform this Pledge Agreement.

               (d) No options, warrants or other agreements with respect to the Collateral are outstanding.

               (e) Any consent, approval or authorization of or designation or filing with any authority on the part of the Pledgor which is required in connection with the pledge and security interest granted under this Pledge Agreement has been obtained or effected.

               (f) Neither the execution and delivery of this Pledge Agreement by the Pledgor, the consummation of the transaction contemplated hereby nor the satisfaction of the terms and conditions of this Pledge
Agreement:

                      (i) conflicts with or results in any breach or violation of any provision of the articles of incorporation or bylaws of the Pledgor or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Pledgor or any of its properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Pledgor;

                     (ii) conflicts with, constitutes a default (or an event which with the giving of notice or the passage of time, or both, would constitute a default) by the Pledgor under, or a breach of or contravenes any provision of, the Transaction Documents related to any Series, any loan agreement, mortgage, indenture or other agreement or instrument to which the Pledgor or any of its Subsidiaries is a party or by which it or any of their properties is or may be bound or affected; or

                    (iii) results in or requires the creation of any Lien upon or in respect of any of the Pledgor's assets except the Lien created by this Pledge Agreement.

               (g) Upon the Pledgor's delivery of the Pledged Shares to the Collateral Agent, the Collateral Agent, on behalf of Financial Security, will have a valid, perfected first priority Lien on the Collateral, enforceable as such against all creditors of the Pledgor and against all Persons purporting to purchase any of the Collateral from the Pledgor.

          Section 7. OBLIGATIONS OF THE PLEDGOR. The Pledgor further represents, warrants and covenants to Financial Security that:

               (a) The Pledgor will not sell, transfer or convey any interest in, or suffer or permit any Lien or encumbrance to be created upon or with respect to, any of the Collateral (other than as created under this Pledge Agreement) during the term of this Pledge Agreement.

               (b) The Pledgor will, at its own expense, at any time and from time to time at the request of the Collateral Agent or Financial Security, do, make, procure, execute and deliver all acts, things, writings, assurances and other documents as may be proposed by the Collateral Agent or Financial Security to preserve, establish, demonstrate or enforce the Collateral Agent's rights, interests and remedies as created by, provided in, or emanating from this Pledge Agreement.

               (c) The Pledgor will not take any action which would cause any of the Subsidiaries to issue any other capital stock, without the prior written consent of Financial Security so long as no Insurer Default has occurred and is continuing. Any such issuance shall be subject to this Pledge Agreement.

               (d) The Pledgor will not consent to any amendment of any Pledged Entity's Certificate of Incorporation without the prior written consent of Financial Security prior to an Insurer Default.

          Section 8. DIVIDENDS. (a) Pledgor agrees that it shall not cause ORFC to declare or make payment of (i) any dividend or other distribution on any shares of its capital stock, (ii) any payment on account of the purchase, redemption, retirement or acquisition of (x) any option, warrant or other right to acquire shares of its capital stock, unless (in each case) at the time of such declaration or payment (and after giving effect thereto) no amount payable by ORFC under any Transaction Document with respect to any Series is then due and owing but unpaid.

               (b) Pledgor agrees that it shall not cause First GP to declare or make payment of (i) any dividend or other distribution on any shares of its capital stock, (ii) any payment on account of the purchase, redemption, retirement or acquisition of (x) any option, warrant or other right to acquire shares of its capital stock, unless (in each case) at the time of such declaration or payment (and after giving effect thereto) the aggregate net worth of the two General Partners would be greater than the Minimum Net Worth (as defined in the Trust Agreement).

               (c) Pledgor agrees that it shall not cause Second GP to declare or make payment of (i) any dividend or other distribution on any shares of its capital stock, (ii) any payment on account of the purchase, redemption, retirement or acquisition of (x) any option, warrant or other right to acquire shares of its capital stock, unless (in each case) at the time of such declaration or payment (and after giving effect thereto) the aggregate net worth of the two General Partners would be greater than the Minimum Net Worth (as defined in the Trust Agreement).

               (d) Pledgor agrees that it shall not cause ARCC to declare or make payment of (i) any dividend or other distribution on any shares of its capital stock, (ii) any payment on account of the purchase, redemption, retirement or acquisition of (x) any option, warrant or other right to acquire shares of its capital stock, unless (in each case) at the time of such declaration or payment (and after giving effect thereto) no amount payable by ARCC under any Transaction Document with respect to the Warehousing Series is then due and owing but unpaid.

          Section 9. VOTING PROXY. The Pledgor hereby grants to the Collateral Agent on behalf of Financial Security an irrevocable proxy to vote the Pledged Shares with respect to the matters contained in Articles III, IX, XIV, XVI and XVII of each Pledged Entity's certificate of incorporation, which proxy shall continue, so long as no Insurer Default has occurred and is continuing, until the occurrence of the last Insurer Termination Date with respect to any Series. The Pledgor represents and warrants that it has directed each Pledged Entity, in accordance with Section 217 of the Delaware Corporation Law, to reflect the Collateral Agent's right to vote the Collateral, on behalf of Financial Security, on such Pledged Entity's books. Upon the request of the Collateral Agent or Financial Security, the Pledgor shall deliver to the Collateral Agent such further evidence of such irrevocable proxy or such further irrevocable proxy to vote the Collateral as the Collateral Agent or Financial Security may request. The Collateral Agent shall exercise all such rights to vote the Collateral granted hereunder in accordance with the written directions given by Financial Security.

          Section 10. RIGHTS OF THE COLLATERAL AGENT AND FINANCIAL SECURITY. At any time and without notice, Financial Security, so long as no Insurer Default with respect to any Series has occurred and is continuing, may, upon providing the Collateral Agent with the full amount necessary to carry out such direction, direct the Collateral Agent to discharge any taxes, liens, security interests or other encumbrances levied or placed on the Collateral, pay for the maintenance and preservation of the Collateral, or pay for insurance on the Collateral; the amount of such payments, plus any and all fees, costs and expenses of the Collateral Agent and Financial Security, (including attorneys' fees and disbursements) in connection therewith, shall, at the option of the Collateral Agent or Financial Security, as appropriate, be reimbursed by the Pledgor on demand, with interest thereon from the date paid at the Late Payment Rate. The Collateral Agent shall have no duty or obligation to follow any direction provided in this Section 10,

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unless Financial Security has provided the Collateral Agent with the full amount necessary to carry out such direction.

          Section 11.    REMEDIES UPON EVENT OF DEFAULT.

               (a) Upon the occurrence of an "Event of Default" under and as defined in any Insurance Agreement relating to any Series currently outstanding or issued hereafter, which "Event of Default" is not defined as a "Portfolio Performance Event of Default" in such Insurance Agreement (a "Stock Pledge Event") Financial Security, so long as no Insurer Default with respect to any Series has occurred and is continuing, may, directly or through the Collateral Agent, without notice to the Pledgor:

                      (i) cause the Collateral to be transferred to the Collateral Agent's name or Financial Security's name or in the name of nominees of either and thereafter exercise as to such Collateral all of the rights, powers and remedies of an owner;

                     (ii) collect by legal proceedings or otherwise all dividends, interest, principal payments, capital distributions and other sums now or hereafter payable on account of the Collateral, and hold all such sums as part of the Collateral, or apply such sums to the payment of the Obligations in such manner and order as Financial Security may decide, in its sole discretion;

                    (iii) enter into any extension, subordination, reorganization, deposit, merger, or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith deposit or surrender control of the Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in accordance with the provisions hereof; and

               (b) In addition to all the rights and remedies of a secured party under the Uniform Commercial Code, Financial Security, shall have the right, and without demand of performance or other demand, advertisement or notice of any kind, except as specified below, to or upon the Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), to proceed forthwith, or direct the Collateral Agent to proceed forthwith, to collect, receive, appropriate and realize upon the Collateral, or any part thereof and to proceed forthwith to sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Collateral or any part thereof in one or more parcels in accordance with applicable securities laws and in a manner designed to ensure that such sale will not result in a distribution of the Pledged Shares in violation of Section 5 of the Securities Act of 1933, as amended and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Collateral shall be required to purchase any securities constituting the Collateral solely for investment and without any intention to make a distribution thereof) as Financial Security, in

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its sole and absolute discretion deems appropriate without any liability for any loss due to decrease in the market value of the Collateral during the period held. If any notification of intended disposition of the Collateral is required by law, such notification shall be deemed reasonable and properly given if mailed to the Pledgor, postage prepaid, at least five (5) days before any such disposition at the address indicated by their respective signatures. Any disposition of the Collateral or any part thereof may be for cash or on credit or for future delivery without assumption of any credit risk, with the right of Financial Security to purchase all or any part of the Collateral so sold at any such sale or sales, public or private, free of any equity or right of redemption in the Pledgor, which right of equity is, to the extent permitted by applicable law, hereby expressly waived or released by the Pledgor.

               (c) Financial Security, in its sole discretion, may elect to obtain or cause the Collateral Agent to obtain the advice of any independent nationally known investment banking firm, which is a member firm of the New York Stock Exchange, with respect to the method and manner of sale or other disposition of any of the Collateral, the best price reasonably obtainable therefor, the consideration of cash and/or credit terms, or any other details concerning such sale or disposition; costs and expenses of obtaining such advice shall be for the account of Financial Security. Financial Security, in its sole discretion, may elect to sell or cause the Collateral Agent to sell, the Collateral on any credit terms which it deems reasonable; the out-of-pocket costs and expenses of such sale shall be for the account of Financial Security. The sale of any of the Collateral on credit terms shall not relieve the Pledgor of its liability with respect to the Obligations.
All payments received by the Collateral Agent, if any, and Financial Security in respect of any sale of the Collateral shall be applied to the Obligations as and when such payments are received.

               (d) The Pledgor recognizes that it may not be feasible to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act, and that it may be necessary to sell privately to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view for the distribution or resale thereof. The Pledgor agrees that private sales may be at prices and other terms less favorable to the seller than if the Collateral were sold at public sale, and that neither the Collateral Agent nor Financial Security has any obligation to delay the sale of any Collateral for the period of time necessary to permit the registration of the Collateral for public sale under the Securities Act. The Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

               (e) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority shall be necessary to effectuate any sale or other disposition of the Collateral, or any partial disposition of the Collateral, the Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same.

               (f) Upon any sale or other disposition, the Collateral Agent acting at the direction of Financial Security or Financial Security shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold or disposed of. Each purchaser at any such sale or other disposition (including Financial Security) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of the Pledgor. The Pledgor specifically waives, to the extent permitted by applicable law, all rights of redemption, stay or appraisal which it may have under any rule of law or statute now existing or hereafter adopted.

               (g) Neither the Collateral Agent nor Financial Security shall be obligated to make any sale or other disposition of the Collateral, unless the terms thereof shall be satisfactory to Financial Security. The Collateral Agent or Financial Security may, without notice or publication, adjourn any private or public sale, and, upon five (5) days' prior notice to the Pledgor, hold such sale at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral, on credit or future delivery, the Collateral so sold may be retained by the Collateral Agent or Financial Security until the selling price is paid by the purchaser thereof, but neither the Collateral Agent nor Financial Security shall incur any liability in case of the failure of such purchaser to take up and pay for the property so sold and, in case of any such failure, such property may again be sold as herein provided.

               (h) All of the rights and remedies granted to the Collateral Agent and Financial Security, including but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as Financial Security may deem expedient.

          Section 12.    LIMITATION ON LIABILITY.

          (a) Neither the Collateral Agent nor Financial Security, nor any of their respective directors, officers or employees, shall be liable to the Pledgor or to any Pledged Entity for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Collateral Agent and Financial Security shall each be liable for its own gross negligence, bad faith or willful misconduct.

          (b) The Collateral Agent shall incur no liability to Financial Security except for the Collateral Agent's negligence or willful misconduct in carrying out its duties hereunder.

          (c) The Collateral Agent shall be protected and shall incur no liability to any party in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document the Collateral Agent reasonably believes to be genuine and to have been duly executed by the appropriate signatory, and (absent actual knowledge to the contrary) the Collateral Agent shall not be required to make any independent investigation with respect thereto. The Collateral Agent shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder.

          (d) The Collateral Agent may consult with qualified counsel, financial advisors or accountants and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the written advice of such counsel, financial advisors or accountants.

          (e) The Collateral Agent shall not be under any obligation to exercise any of the remedial rights or powers vested in it by this Pledge Agreement unless it shall have received reasonable security or indemnity satisfactory to the Collateral Agent against the costs, expenses and liabilities which it might incur.

          Section 13. PERFORMANCE OF DUTIES. The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Pledge Agreement and the Spread Account Agreement, subject to the provisions of this Pledge Agreement and the Spread Account Agreement, or as directed by Financial Security in accordance with this Pledge Agreement or the Spread Account Agreement.

          Section 14. APPOINTMENT AND POWERS. Subject to the terms and conditions hereof, Financial Security appoints Norwest Bank Minnesota, National Association as its Collateral Agent and Norwest Bank Minnesota, National Association accepts such appointment and agrees to act as Collateral Agent on behalf of Financial Security to maintain custody and possession of the Collateral and to perform the other duties of the Collateral Agent in accordance with the provisions of this Pledge Agreement. The Collateral Agent shall, subject to the other terms and provisions of this Pledge Agreement, act upon and in compliance with Financial Security's written instructions delivered pursuant to this Pledge Agreement as promptly as possible following receipt of such written instructions. Receipt of written instructions shall not be a condition to the exercise by the Collateral Agent of its express duties hereunder, unless this Pledge Agreement provides that the

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Collateral Agent is permitted to act only following receipt of such instructions.

          Section 15.    SUCCESSOR COLLATERAL AGENT.

               (a) MERGER. Any Person into which the Collateral Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, merger, consolidation, sale or transfer to which the Collateral Agent is a party, shall (provided it is otherwise qualified to serve as the Collateral Agent hereunder) be and become a successor Collateral Agent hereunder and be vested with all of the title to and interest in the Collateral and all of the trusts, powers, immunities, privileges and other matters as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

               (b) RESIGNATION. The Collateral Agent and any successor Collateral Agent may resign only (i) with the prior written consent of Financial Security or (ii) if the Collateral Agent is unable to perform its duties hereunder as a matter of law as evidenced by an opinion of counsel acceptable to Financial Security. Upon the occurrence of (i) or (ii) above, the Collateral Agent shall give notice of its resignation by registered or certified mail to the Pledgor (with a copy to Financial Security). Any resignation by the Collateral Agent shall take effect only upon the date which is the later of (x) the effective date of the appointment by Financial Security of a successor Collateral Agent and the acceptance in writing by such successor Collateral Agent of such appointment and (y) the date on which the Collateral is delivered to the successor Collateral Agent. Notwithstanding the preceding sentence, if by the contemplated date of resignation specified in the written notice of resignation delivered (as described above) no successor Collateral Agent has been appointed Collateral Agent or becomes the Collateral Agent pursuant to subsection (d) below, the resigning Collateral Agent may petition a court of competent jurisdiction for the appointment of a successor.

               (c) REMOVAL. The Collateral Agent may be removed by Financial Security at any time, with or without cause, by an instrument or concurrent instruments in writing delivered to the Collateral Agent. Any removal pursuant to the provisions of this subsection (c) shall take effect only upon the later to occur of (i) the effective date of the appointment of a successor Collateral Agent and the acceptance in writing by such successor Collateral Agent of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof and (ii) the date on which the Collateral is delivered to the successor Collateral Agent. In the event of any removal by Financial Security pursuant to this Section 15(c), the Pledgor shall pay the

Collateral Agent its fees and expenses then due and owing in accordance with
Section 19 hereof.

               (d)  APPOINTMENT OF AND ACCEPTANCE BY SUCCESSOR.

                      (i) Financial Security shall have the sole right to appoint each successor Collateral Agent. Every successor Collateral Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to Financial Security and the Pledgor an instrument in writing accepting such appointment hereunder and the relevant predecessor shall execute, acknowledge and deliver such other documents and instruments as will effectuate the delivery of all Collateral to the successor Collateral Agent, whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessor. Such predecessor shall, nevertheless, on the written request of Financial Security, execute and deliver an instrument transferring to such successor all the estates, properties, rights and powers of such predecessor hereunder.

                     (ii) Every predecessor Collateral Agent shall assign, transfer and deliver all Collateral held by it as Collateral Agent hereunder to its successor as Collateral Agent.

                    (iii) Should any instrument in writing from the Pledgor or any Pledged Entity be reasonably required by a successor Collateral Agent for more fully and certainly vesting in such successor the estates, properties, rights, powers, duties and obligations vested or intended to be vested hereunder in the Collateral Agent, any and all such written instruments shall, at the request of the successor Collateral Agent, be forthwith executed, acknowledged and delivered by the Pledgor or such Subsidiary, as the case may be.

                     (iv) The designation of any successor Collateral Agent and the instrument or instruments removing any Collateral Agent and appointing a successor hereunder, together with all other instruments provided for herein, shall be maintained with the records relating to the Collateral and, to the extent required by applicable law, filed or recorded by the successor Collateral Agent in each place where such filing or recording is necessary to effect the transfer of the Collateral to the successor Collateral Agent or to protect and preserve the security interests granted hereunder.

          Section 16. INDEMNIFICATION. The Pledgor shall indemnify the Collateral Agent, its directors, officers, employees and its agents for, and hold the Collateral Agent, its directors, officers, employees and its agents harmless against, any loss, liability or expense (including the costs and expenses of defending against any claim of liability) arising out of or in connection with the Collateral Agent's acting as Collateral Agent hereunder, except such loss, liability or expense as shall result from the negligence, bad faith or willful misconduct of the Collateral Agent or its directors, officers, employees or agents. The obligation of the Pledgor under this Section shall survive the termination of this Agreement and the resignation or removal of the Collateral Agent.

          Section 17. REPRESENTATIONS AND WARRANTIES OF THE COLLATERAL AGENT. The Collateral Agent represents and warrants to Pledgor and to Financial Security as follows:

               (a) DUE ORGANIZATION. The Collateral Agent is a national banking association, duly organized, validly existing and in good standing under the laws of the United States and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

               (b) CORPORATE POWER. The Collateral Agent has all requisite right, power and authority to execute and deliver this Pledge Agreement and the other Documents to which it is a party and to perform all of its duties as Collateral Agent hereunder and thereunder.

               (c) DUE AUTHORIZATION. The execution and delivery by the Collateral Agent of this Pledge Agreement and the other Transaction Documents to which it is a party, and the performance by the Collateral Agent of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Collateral Agent, or the performance by the Collateral Agent, of this Pledge Agreement and such other Transaction Documents.

               (d) VALID AND BINDING AGREEMENTS. The Collateral Agent has duly executed and delivered this Pledge Agreement and each other Transaction Document to which it is a party, and each of this Pledge Agreement and each such other Transaction Document constitutes the legal, valid and binding obligation of the Collateral Agent, enforceable against the Collateral Agent in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          Section 18. TERMINATION. This Pledge Agreement shall continue in full force and effect until the date which is the last Insurer Termination Date with respect to any Series. Subject to any sale or other disposition by the Collateral Agent or Financial Security of the Collateral or any part thereof pursuant to and in accordance with this Pledge Agreement, the Collateral shall be returned to the Pledgor on the date which is the last Insurer Termination Date with respect to any Series.

          Section 19. COMPENSATION AND REIMBURSEMENT. The Pledgor agrees for the benefit of Financial Security and as part of the Insurer Secured Obligations (a) to pay to the Collateral Agent, from time to time, reasonable compensation for all services rendered by it hereunder; and (b) to reimburse the Collateral Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Collateral Agent in accordance with any provision of, or carrying out its duties and obligations under, this Agreement (including the reasonable compensation and fees and the expenses and disbursements of its agents, any independent certified public accountants and independent counsel), except any expense, disbursement or advances as may be attributable to negligence, bad faith or willful misconduct on the part of the Collateral Agent.

          Section 20. FORECLOSURE EXPENSES OF THE COLLATERAL AGENT AND FINANCIAL SECURITY. All expenses (including reasonable fees and disbursements of counsel) incurred by the Collateral Agent or Financial Security in connection with any actual or attempted sale, exchange of, or any enforcement, collection, compromise or settlement respecting, this Agreement or the Collateral, or any other action taken by Financial Security hereunder whether directly or as attorney-in-fact pursuant to a power of attorney or other authorization herein conferred, for the purpose of satisfaction of the Obligations shall be deemed an Obligation for all purposes of this Pledge Agreement, and an Insurer Secured Obligation for all purposes of the Spread Account Agreement, and the Collateral Agent (with the consent of Financial Security) and Financial Security may apply the Collateral to payment of or reimbursement of itself for such liability.

          Section 21. NOTICES. Any notice or other communication given hereunder shall be in writing and shall be sent by registered mail, postage prepaid, or personally delivered or telecopied to the recipient as follows:

               (a)  To the Collateral Agent:

                    Norwest Bank Minnesota, National Association
                    Norwest Center
                    Sixth Street & Marquette Avenue
                    Minneapolis, MN  55479-0069
                    Attention:  Corporate Trust Department
                    Telecopy No.:   (612) 667-9825

               (b)  To Financial Security:

                    Financial Security Assurance Inc.
                    350 Park Avenue
                    New York, New York  10022
                    Attention:  Surveillance Department
                    Confirmation:   (212) 826-0100
                    Telecopy Nos.:  (212) 339-3518
                                    (212) 339-3529

               (c)  To the Pledgor:

                    Olympic Financial Ltd.
                    Olympic Place
                    7825 Washington Avenue South
                    Minneapolis, MN  55439-2444
                    Attention:  Treasurer
                    Confirmation:  (612) 944-4880
                    Telecopy No:   (612) 942-6730

          Section 22.    GENERAL PROVISIONS.

               (a) The Collateral Agent on behalf of Financial Security and its successors and assigns shall have no obligation in respect of the Collateral, except to use reasonable care in holding the Collateral and to hold and dispose of the same in accordance with the terms of this Pledge Agreement.

               (b) The failure of the Collateral Agent or Financial Security to exercise, or delay in exercising, any right, power or remedy hereunder, shall not operate as a waiver thereof, nor shall any single or partial exercise by the Collateral Agent or Financial Security of any right, power or remedy hereunder preclude any other or future exercise thereof, or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law or any other agreement.

               (c) The representations, covenants and agreements of the Pledgor herein contained shall survive the date hereof.

               (d) Neither this Pledge Agreement nor the provisions hereof can be changed, waived or terminated orally. This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns. If any provision of this Pledge Agreement shall be invalid or unenforceable in any respect or in any jurisdiction, the remaining provisions shall remain in full force and effect and shall be enforceable to the maximum extent permitted by law.

               (e)  This Pledge Agreement may be executed in counterparts.

               (f) EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR THEREUNDER. EACH OF THE PARTIES HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS

AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY, BY AMONG OTHER THINGS, THIS WAIVER.

               (g) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

               (h) The Pledgor irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York, any court in the State of New York located in the city and county of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it and related to or in connection with this Agreement, the other Transaction Documents or the transactions contemplated hereunder or thereunder or for recognition or enforcement of any judgment and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such suit or action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, each of the parties hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or any of the other Transaction Documents or the subject matter hereof or thereof may not be litigated in or by such courts. The Pledgor irrevocably appoints and designates CT Corporation System, whose address is 1633 Broadway, New York, New York 10019, as its true and lawful attorney and duly authorized agent for acceptance of service of legal process. The Pledgor agrees that service of such process upon such Person shall constitute personal service of such process upon it. Nothing contained in this Agreement shall limit or affect the rights of any party hereto to serve process in any other manner permitted by law or to start legal proceedings related to any of the Transaction Documents against the Pledgor or its respective property in the courts of any jurisdiction.

                                   SCHEDULE A

                                 PLEDGED SHARES


Certificate No. 1, 100 Shares of the Common Stock of Olympic Receivables
     Finance Corp.

Certificate No. 1, 100 Shares of the Common Stock of Olympic First GP Inc.

Certificate No. 1, 100 Shares of the Common Stock of Olympic Second GP Inc.

Certificate No. 1, 100 Shares of the Common Stock of ARCC

     (i) the Collateral Agent, by the execution hereof, acknowledges receipt of the Pledged Shares on behalf of Financial Security.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Pledge Agreement on the date first above written.

                                    OLYMPIC FINANCIAL LTD.


                                    By: [Illegible]
                                        ----------------------------------
                                    Name:
                                    Title:



                                    NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION
                                    as Collateral Agent


                                    By: ----------------------------------
                                    Name:
                                    Title:



                                    FINANCIAL SECURITY ASSURANCE INC.



                                    By: ---------------------------------
                                    Name:
                                    Title:

     (i) The Collateral Agent, by the execution hereof, acknowledges receipt of the Pledged Shares on behalf of Financial Security.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Pledge Agreement on the date first above written.

                                       OLYMPIC FINANCIAL LTD.

                                       By:________________________________
                                       Name:
                                       Title:


                                       NORWEST BANK MINNESOTA,
                                       NATIONAL ASSOCIATION
                                       as Collateral Agent

                                       By: [Illegible]
                                           ________________________________
                                       Name:
                                       Title:



                                       FINANCIAL SECURITY ASSURANCE, INC.


                                       By:________________________________
                                       Name:
                                       Title:

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    OLYMPIC AUTOMOBILE RECEIVABLES
                                    WAREHOUSE TRUST,
                                      as Seller

                                    By:  Wilmington Trust Company,
                                         not in its individual
                                         capacity but solely as
                                         Owner Trustee

                                    By:_________________________________
                                       Name:
                                       Title:

                                    OLYMPIC FINANCIAL LTD.

                                    By:__________________________________
                                       Name:
                                       Title:  Treasurer

                                    DELAWARE FUNDING CORPORATION,
                                      as Purchaser

                                    By: Morgan Guaranty Trust
                                        Company of New York,
                                        as attorney-in-fact for
                                        Delaware Funding Corporation

                                    By: RICHARD A. BURKE
                                        Name:  Richard A. Burke
                                        Title:  Vice President

                                    MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK
                                     as Administrative Agent

                                    By: RICHARD A. BURKE
                                        Name: Richard A. Burke
                                        Title: Vice President

PLEASE SEE RESTRICTIVE LEGEND ON REVERSE SIDE HEREOF

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

     NUMBER                                                             SHARES
       1                                                                  100

                       ARCADIA RECEIVABLES CONDUIT CORP.

This Certifies that OLYMPIC FINANCIAL LTD. is the owner and registered holder of ONE HUNDRED (100) Shares of fully paid and nonassessable Common Stock, $.01 par value, of ARCADIA RECEIVABLES CONDUIT CORP.

transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     IN WITNESS WHEREOF, the said corporation has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

     this 2ND day of December, 1996


            [Illegible]                                  [Illegible]
     _____________________________          __________________________________
             Secretary                                  President

SEAL

                       The shares represented by this
                       certificate have not been registered
                       or qualified under the Securities Act
                       of 1933, as amended, or any state
                       securities laws. Such shares of stock
                       may not be sold, transferred or
                       otherwise disposed of without either
                       (i) an opinion of counsel
                       satisfactory to the corporation that
                       such transfer may lawfully be made
                       without registration or qualification
                       under the federal Securities Act of
                       1933, as amended, and all applicable
                       state securities laws; or (ii) such
                       registration or qualification.








        For Value Received _________ hereby sell, assign and transfer unto

        __________________________________________________________________

        ___________________________________________________________ Shares

        represented by the within Certificate, and do hereby irrevocably constitute and appoint
        _________________________________________________________ Attorney
        to transfer the said shares on the Books of the within named Corporation with full power of substitution in the premises.

        Dated ___________________, 19  ____________________________________

        IN PRESENCE OF ____________________________________________________


     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
     MUST CORRESPOND WITH THE NAME AS WRITTEN
     UPON THE FACE OF THIS CERTIFICATE IN
     EVERY PARTICULAR, WITHOUT ALTERATION OR
     ENLARGEMENT OR ANY CHANGE WHATEVER.

                                                                 4B-Stock Power

For Value Received, Olympic Financial Ltd. does hereby transfer unto ____________________________________, One hunded (100) shares of the common stock, $.01 par value, of Arcadia Receivables Conduit Corp., a Delaware corporation, standing in the name on the books of the corporation and represented by Stock Certificate Number _________________ and does hereby irrevocably constitute and appoint its attorney-in-fact to transfer the said stock on the books of the corporation with full power of substitution in the premises.

                                    OLYMPIC FINANCIAL LTD.


Dated:_____________________         By: [Illegible]
                                        ______________________________

                                    Its:______________________________